                                                                 EXHIBIT 10.29.6

                                SECOND AMENDMENT
                                ----------------
                                       TO
                                       --
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                    ----------------------------------------



     This Amendment, dated as of August 14, 1997, is entered into by FONTANA WATER RESOURCES, INC., a Delaware corporation (the "Borrower"), and UNION BANK
                                                    --------
OF CALIFORNIA, N.A., a national banking association (the "Bank").
                                                          ----

                                    Recitals
                                    --------

     A. The Borrower and the Bank have entered into a Revolving Credit and Term Loan Agreement dated as of September 30, 1994, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of January 30, 1997 (said Agreement, as so amended, herein called the "Credit Agreement").
                                                        ----------------
Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

     B. The Borrower and the Bank wish to amend the Credit Agreement to provide for the issuance of letters of credit by the Bank for the account of the Borrower. Accordingly, the Borrower and the Bank agree as set forth below.

     Section 1.  Amendments to Credit Agreement.  Effective as of the date
     ----------  ------------------------------
hereof and subject to satisfaction of the conditions precedent set forth in
Section 2, the Credit Agreement is hereby amended as set forth below.

          (a) The definition of "Credit Documents" in Section 1.1 of the Credit Agreement is amended in full to read as follows:


          "'Credit Documents" means this Agreement, the Note, the Deed of Trust,
            ----------------
     the Pledge and Security Agreement, the Guaranty, the Stock Pledge Agreement, the Escrow Agreement, the Estoppel Certificate, the Teletransmission Agreement, all Letter of Credit Requests executed by the Borrower from time to time and all Letters of Credit issued from time to time."

          (b) The following new definitions are added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:


          "'Letter of Credit" has the meaning set forth in 2.15(a)."
            ----------------

          "'Letter of Credit Facility' has the meaning set forth in 2.15(a)."
            -------------------------

          "'Letter of Credit Request" means a request by the Borrower for the
            -------------------------

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     issuance of a Letter of Credit, on the Bank's standard form of Application for Irrevocable Standby Letter of Credit, the current form of which is attached hereto as Exhibit F, and containing such other terms and conditions as may be satisfactory to the Bank in its sole discretion."

          "'Teletransmission Agreement" means the Teletransmission Agreement
            ---------------------------
     between the Borrower and the Bank substantially in the form of Exhibit G."


          (c) Section 2.1(c) of the Credit Agreement is amended in full to read as follows:


          "(c) If at any time on or before the Revolving Commitment Termination Date (i) the sum of the aggregate principal amount of all Loans outstanding and the aggregate undrawn amount of all Letters of Credit outstanding exceeds (ii) the Borrowing Base (any such excess herein called an "Overadvance"), then the Borrower will pay the amount of such Overadvance
     -------------
     to the Bank in 4 substantially equal quarterly installments, payable on the same dates on which interest is payable pursuant to Section 2.5(a), commencing on the second such interest-payment date occurring after such Overadvance is determined; provided, however, that any payment of an
                                --------  -------
     installment of an Overadvance pursuant to this Section 2.1(c) shall be applied first to prepay outstanding principal of the Loans and then, after all outstanding Loans have been paid in full, held by the Bank as cash collateral for the undrawn amount of any outstanding Letters of Credit; further provided, however, that, in addition to the interest payable
     ------- --------  -------
     pursuant to Section 2.5 and the fees payable pursuant to Section 2.15(e), the unpaid amount of each Overadvance shall bear a premium of 1% per annum
                                                                      --- -----
     (payable at the same time as interest under Section 2.5(a)) until such amount has been paid in full; further provided, however, that amounts paid
                                   ------- --------  -------
     out of the escrow account maintained pursuant to the Escrow Agreement while one or more Overadvances are outstanding shall be applied first, to the
                                                               -----
     payment of interest or premium then due under this Agreement (including pursuant to the first provision of this Section 2.1(c)), any fees due under this Agreement and any costs and expenses due under this Agreement, second,
                                                                         ------
     to the payment of any installments of such Overadvances then due pursuant to this Section 2.1(c), third, to the payment of any regular principal-
                             -----
     repayment installments then due on the Loans pursuant to Section 2.4, fourth, to the payment of any mandatory prepayments of principal then due
     ------
     on the Loans pursuant to Section 2.7, fifth, to the prepayment of any
                                           -----
     remaining installments scheduled on such Overadvances pursuant to this
     Section 2.1(c), in inverse order of maturity, and sixth, if any amount is
                                                       -----
     remaining, to the Borrower; further provided, however, that the last
                                 ------- --------  -------
     scheduled installment of each Overadvance shall be in the amount necessary to pay in full the unpaid amount of such Overadvance; and further provided,
                                                               ------- --------
     however, that the payment and prepayment of, and the payment of premium on,
     -------
     Overadvances as described above shall not be required if the Borrower or the Guarantor provides the Bank additional collateral sufficient, in the sole judgment of the Bank, when added to the Collateral, to adequately secure the Obligations."

          (d) Article 2 of the Credit Agreement is amended by adding a new
Section 2.15, to read as follows:

          "Section 2.15  Letters of Credit.
           ------------  -----------------

               "(a) Letter of Credit Facility.  On the terms and conditions
                    -------------------------
     hereinafter set forth, the Borrower may request the Bank to issue, and the Bank will if so requested issue, standby letters of credit (each a "Letter
                                                                         ------
     of Credit") for the account of the Borrower from time to time on any
     ----------
     Business Day from August 14, 1997 until 30 days before the Revolving Commitment Termination Date, in an aggregate face amount not to exceed at any time outstanding the lesser of $5,000,000 and the unused portion of the Commitment (the "Letter of Credit Facility"). No Letter of Credit shall
                      --------------------------
     have an expiration date (including all rights of renewal) later than 15 days before the Revolving Commitment Termination Date. Within the limits of the Letter of Credit Facility, the Borrower may request the issuance of Letters of Credit under this Section 2.15(a), repay any Loans resulting from drawings thereunder pursuant to Section 2.15(c) and request the issuance of additional Letters of Credit under this Section 2.15(a).

               "(b) Request for Issuance.  The Borrower may request the issuance
                    --------------------
     of a Letter of Credit by giving the Bank a Letter of Credit Request that must be received by the Bank at least 1 Business Day before the requested date of issuance of such Letter of Credit (which shall be a Business Day). Any Letter of Credit Request received by the Bank later than 3:00 p.m., Los Angeles time, shall be deemed to have been received on the next Business Day. Each Letter of Credit Request shall be sent by courier, United States mail or telecopier (provided that any Letter of Credit Request sent by telecopier shall be subject to the terms and conditions of the Teletransmission Agreement and shall be confirmed by sending the original to the Bank promptly by courier or United States mail), shall be signed by an Authorized Officer, shall be irrevocable and shall be effective upon receipt by the Bank. Provided that a valid Letter of Credit Request has been received by the Bank and upon fulfillment of the other applicable conditions set forth in Article 4, the Bank will issue the requested Letter of Credit from its office specified in Section 8.2.

               "(c) Drawing and Reimbursement.  The payment by the Bank of a
                    -------------------------
     draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Bank of a Reference Rate Loan in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article 4). The Borrower hereby agrees to the provisions of the Letter of Credit Request form; provided, however, that
                                                      --------  -------
     the terms of this Agreement shall take precedence if there is any inconsistency between the terms of this Agreement and the terms of said form.

               "(d) Obligations Absolute.  The obligations of the Borrower
                    --------------------
     under this Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, including the following:
     (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively the "LOC Documents"); (ii) any change in the time, manner or place of
          -------------
     payment of, or in any other term of, any or all of the Obligations of the Borrower in respect of the Letters of Credit, or any other amendment or waiver of, or consent to departure from, any or all of the LOC Documents;
     (iii) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against any beneficiary or transferee of any Letter of Credit (or any Person for which any such beneficiary or transferee may be acting), the Bank or any other Person, whether in connection with any LOC Document, any transaction contemplated thereby or any unrelated transaction; (iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect; (v) payment by the Bank under any Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit; (vi) any exchange, release or nonperfection of any Collateral or other collateral, or any release, amendment or waiver of, or consent to departure from, the Guaranty or any other guaranty, for any or all of the Obligations of the Borrower in respect of the Letters of Credit; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

               "(e) Compensation.  The Borrower will pay the following to the
                    ------------
     Bank: (i) on the date of issuance of each Letter of Credit, a nonrefundable issuance fee equal to the sum of $100 plus the greater of (A) the product of (1) 1.5% per annum, (2) the maximum amount available to be
                             --- -----
     drawn under such Letter of Credit (assuming compliance with all conditions of drawing) and (3) the term of such Letter of Credit, in days, divided by 360 days and (B) $250; (ii) on the date of any amendment of any Letter of Credit, an additional nonrefundable issuance fee, on the terms described in clause (i) above, for the amended amount and extended term of such Letter of Credit; and (iii) such additional fees and charges (including cable charges) as are generally associated with letters of credit, in accordance with the Bank's standard internal charge guidelines.

               "(f) No Liability of Bank.  The Borrower assumes all risks of the
                    --------------------
     acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for any of the following: (i) the use that may be made of any Letter of Credit or any act or omission of any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any document to bear any reference or adequate reference to a Letter of Credit; or (iv) any other circumstance whatsoever in making or failing to make payment under any Letter of Credit; provided, however, that the Borrower shall have a claim
                       --------  -------
     against the Bank, and the Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (A) the Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of such Letter of Credit or (B) the Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept any document that appears on its face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary."

          (e) Section 3.4 of the Credit Agreement is amended in full to read as follows:

          Section 3.4  Capital Adequacy.  If the Bank determines that compliance
          -----------  ----------------
     with any Governmental Rule of general application to similar banks or to corporations similar to that controlling the Bank (whether or not having the force of law), to the extent such compliance is based upon a change in any Governmental Rule, or the introduction of a new Governmental Rule, after the date of this Agreement, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and that the amount of such capital is increased by or based upon the existence of the Bank's commitment to lend hereunder and other commitments of this type or the commitment to issue, or the issuance of, Letters of Credit (or similar contingent obligations), then, upon demand by the Bank, the Borrower will pay to the Bank, from time to time as specified thereby, additional amounts sufficient to compensate the Bank for its increased costs in the light of such circumstances, to the extent that the Bank reasonably determines such increase in capital to be allocable to the existence of the Bank's commitment to lend hereunder or commitment to issue, or the issuance of, Letters of Credit. A certificate as to such amounts submitted to the Borrower by the Bank shall be conclusive and binding for all purposes, absent manifest error."

          (f) Article 3 of the Credit Agreement is amended by adding a new
Section 3.6 to read as follows:

          "Section 3.6  Increased Letter of Credit Costs.  If, after the date
           -----------  --------------------------------
     hereof, any change in any Governmental Rule or in the interpretation thereof by any Governmental Person charged with the administration thereof either (a) imposes, modifies or deems applicable any reserve, special-deposit or similar requirement against letters of credit or guaranties issued by, or assets held by, or deposits in or for the account of, the Bank or (b) imposes on the Bank any other condition regarding this Agreement, the Bank or any Letter of Credit, and the result of any event referred to in the preceding clause (a) or (b) is to increase the cost to the Bank of issuing or maintaining any Letter of Credit, then, upon demand by the Bank, the Borrower will pay to the Bank, from time to time as specified thereby, additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower by the Bank, shall be conclusive and binding for all purposes, absent manifest error."

          (g) Article 4 of the Credit Agreement is amended by adding a new
Section 4.3 to read as follows:

          "Section 4.3  Each Letter of Credit.  The obligation of the Bank to
           -----------  ---------------------
     issue each Letter of Credit is subject to the limitations of the Commitment, to the performance by the Borrower of all of its obligations under this Agreement and to the satisfaction of the following further conditions:

               "(a) the Bank shall have received a Letter of Credit Request with respect to such Letter of Credit; and

               "(b) the following statements shall be true, and the Bank shall have received (by personal delivery (including courier) or by telecopier) a certificate signed by an Authorized Officer of the Borrower, dated the date of issuance of such Letter of Credit, stating that:

                    "(i) the representations and warranties of each Loan Party contained in each Credit Document are correct in all material respects on and as of the date of issuance of such Letter of Credit, before and after giving effect to the issuance of such Letter of Credit, as though made on and as of such date;

                    "(ii) no event has occurred and is continuing, or would result from the issuance of such Letter of Credit, that constitutes a Default or Event of Default; and

                    "(iii) the calculation of the Borrowing Base on and as of the date of issuance of such Letter of Credit, as set forth in such certificate (showing each step of such calculation), is correct and complete; provided, however, that the Borrower shall not be required to
               --------  -------
     provide such calculation if the maximum amount of such Letter of Credit does not exceed $500,000."

          (h) The first sentence of Article 6 of the Credit Agreement is amended in full to read as follows:

          "So long as any of the Commitment is in effect, any Letter of Credit is outstanding or any Obligation is unpaid, unless compliance has been waived in writing by the Bank, the Borrower will observe the covenants set forth below."

          (i) Section 6.10 of the Credit Agreement is amended in full to read as follows:

          "Section 6.10  Use of Loan Proceeds and Letters of Credit.  The
           ------------  ------------------------------------------
     Borrower will use the proceeds of the Loans only for its general corporate purposes and to make loans or pay dividends to the Guarantor to be used for the Guarantor's general corporate purposes, including the funding of expenditures by the Guarantor or its Subsidiaries for (a) the continued redevelopment of the Guarantor's mill site and Eagle Mountain properties and (b) environmental remediation at the Guarantor's mill site, including the provision of financial assurances to the DTSC concerning the same. The Borrower will request Letters of Credit only for the general corporate purposes of the Borrower, the Guarantor or any other Subsidiary of the Guarantor."

          (j) The portion of Section 7.1 after Section 7.1(m) is amended in full to read as follows:

     "then, and in any such event, the Bank may, by notice to the Borrower, (i) declare the obligation of the Bank to make Loans and issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and/or (ii) declare the Obligations, all interest thereon and all other amounts payable under this Agreement and the other Credit Documents to be forthwith due and payable, whereupon (A) the Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and (B) to the extent any Letters of Credit are then outstanding, the Borrower will deposit with and pledge to the Bank cash collateral in the aggregate face amount of such Letters of Credit, and/or (iii) exercise any or all of its other rights and remedies under the Credit Documents; provided, however, that, in the event
                                          --------  -------
     of an actual or deemed entry of an order for relief with respect to either Loan Party under the Federal Bankruptcy Code, (x) the obligation of the Bank to make Loans and issue Letters of Credit shall be terminated automatically, and (y) the Loans, all such interest and all such amounts (including such cash collateral) shall automatically become and be due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower."

          (k) The Credit Agreement is amended by adding Exhibits F and G attached hereto as Exhibits F and G to the Credit Agreement.

     Section 2.  Conditions to Effectiveness.  This Amendment shall become
     ----------  ---------------------------
effective when the Bank has received all of the following documents, each dated the date of receipt thereof by the Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Bank and in the number of originals requested by the Bank:

          (a) this Amendment and the Teletransmission Agreement, duly executed by the Borrower;

          (b) an amendment to the Pledge and Security Agreement for the purpose of amending Section 18 thereof (the "Pledge and Security Agreement Amendment"),
                                     ---------------------------------------
duly executed by the Borrower;

          (c) a modification to the Deed of Trust for the purpose, among others, of making reference therein to the Letters of Credit and this Amendment (the "Deed of Trust Modification"), duly executed by the Borrower, for recording in
---------------------------
the Official Records of San Bernardino, Riverside and Los Angeles Counties;

          (d) an amendment to the Guaranty for the purpose of amending Section 12 thereof, together with a consent to this Amendment (collectively the "Guaranty Amendment"), duly executed by the Guarantor;
-------------------

          (e) an amendment to the Stock Pledge Agreement for the purpose of amending Section 16 thereof (the "Stock Pledge Agreement Amendment"), duly
                                  --------------------------------
executed by the Borrower;

          (f) copies of previously adopted resolutions of the Board of Directors of each Loan Party approving those of this Amendment, the Teletransmission Agreement, the Pledge and Security Agreement Amendment, the Deed of Trust Modification, the Guaranty Amendment and the Stock Pledge Agreement Amendment (the "Amendment Documents") to which such Loan Party is or is to be a party, and
      -------------------
copies of all other documents evidencing necessary corporate action or Governmental Action, if any, with respect to such Amendment Documents, certified by the Secretary or an Assistant Secretary of such Loan Party to be correct and complete and in full force and effect as of the date of execution of each such document;

          (g) a certificate of the Secretary or an Assistant Secretary of each Loan Party as to the incumbency, and setting forth a specimen signature, of each of the persons who has signed or will sign any Amendment Document, or any other document delivered hereunder, on behalf of such Loan Party;

          (h) one or more certificates of the appropriate Governmental Persons of the States of Delaware and California, dated a recent date, certifying that
(i) such Loan Party has paid all franchise taxes in Delaware and California to the date of such certificate and (ii) such Loan Party is duly incorporated and in good standing under the laws of Delaware and is in good standing under the laws of California;

          (i) a certificate of each Loan Party, signed on behalf of such Loan Party by its President or a Vice President and its Secretary or an Assistant Secretary, certifying (i) that there has been no amendment on or after the Closing Date to the bylaws of such Loan Party or to any of the Material Contracts and the Commission Agreement to which such Loan Party is a party, except as attached to such certificate and certified by such Loan Party to be correct and complete and in full force and effect, (ii) that the charter documents (including any amendments and other modifications) of such Loan Party delivered to the Bank on or about January 30, 1997 have not been further amended or otherwise further modified, (iii) that the representations and warranties of such Loan Party contained in each Credit Document are correct in all material respects on and as of the date of such certificate, before and after giving effect to the Amendment Documents, as though made on and as of the date of such certificate, and (iv) that no event has occurred and is continuing, or would result from the effectiveness of the Amendment Documents, that constitutes a Default or an Event of Default;

          (j) one or more favorable opinions of legal counsel to the Loan Parties, to the effect that the Amendment Documents have been duly authorized, executed and delivered by the Loan Parties, as applicable, and confirming the opinion furnished on September 30, 1994 pursuant to Section 4.1(a)(viii) of the Credit Agreement, with references therein to the Credit Documents to mean the Credit Documents as amended by the Amendment Documents; and

          (k) such other approvals, opinions and documents as the Bank may reasonably request.

     Section 3.  Representations and Warranties of Borrower.  The Borrower
     ----------  ------------------------------------------
represents and warrants to the Bank as set forth below.

          (a) The execution, delivery and performance by the Borrower of the Amendment Documents, and of the Credit Documents as amended thereby, to which the Borrower is or is to be a party, and the consummation of the transactions contemplated by such Amendment Documents and Credit Documents, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter documents or bylaws, (ii) violate any Governmental Rule, (iii) conflict with or result in the breach of, or constitute a default under, any Material Contract, loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any of its properties, the conflict, breach or default of which would be reasonably likely to have a materially adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the ability of the Borrower to perform its obligations under any of the Credit Documents, as amended by the Amendment Documents, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower, other than in favor of the Bank.

          (b) Except for the recording of the Deed of Trust Modification in the Official Records of San Bernardino, Riverside and Los Angeles Counties, no Governmental Action is required for the due execution, delivery or performance by the Borrower of any Amendment Document, or of any Credit Document as amended thereby, to which the Borrower is a party.

          (c) Each of the Amendment Documents, and each of the Credit Documents as amended thereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

          (d) Each of the Collateral Documents, as amended by the Amendment Documents, constitutes a valid and perfected first-priority Lien on the Collateral purported to be covered thereby, enforceable against all third parties in all jurisdictions, and secures the payment of all obligations of the Borrower under the Credit Documents, as amended by the Amendment Documents; and the execution, delivery and performance of the Amendment Documents do not adversely affect the Liens of the Collateral Documents.

          (e) The unaudited balance sheet of the Borrower as of June 30, 1997 and the related statements of income, retained earnings and cash flows of the Borrower for the 6-month period then ended, certified by the chief financial officer or chief accounting officer of the Borrower, fairly present the financial condition of the Borrower as of such date and the results of the operations of the Borrower for the 6-month period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis. Since June 30, 1997 there has been no materially adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower. The Borrower has no contingent liabilities, except as disclosed in such balance sheet or the notes thereto, that would be reasonably likely to have a materially adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower.

          (f) There is no pending or, to the knowledge of the Borrower, threatened action, suit, investigation, litigation or proceeding affecting the Borrower before any Governmental Person or arbitrator that purports to affect the legality, validity or enforceability of any Amendment Document or of any of the Credit Documents as amended thereby.

     Section 4.  Reference to and Effect on Credit Documents.
     ----------  -------------------------------------------

          (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (b) Except as specifically amended by the Amendment Documents, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents, as amended by the Amendment Documents, and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Documents, as amended by the Amendment Documents.

          (c) The execution, delivery and effectiveness of the Amendment Documents shall not operate as a waiver of any right, power or remedy of the Bank under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents. The Borrower acknowledges and agrees that, as of the date of this Amendment, it has no defenses, offsets or claims against the Bank with respect to the Borrower's obligations to the Bank under the Credit Documents.

     Section 5.  Costs and Expenses.  The Borrower agrees to pay on demand all
     ----------  ------------------
reasonable
costs and expenses of the Bank in connection with the preparation, execution and delivery of the Amendment Documents and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of legal counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder.

     Section 6.  Headings.  The section headings used herein have been inserted
     ----------  --------
for convenience of reference only and do not constitute matters to be considered in interpreting this Amendment.

     Section 7.  Execution in Counterparts.  This Amendment may be executed in
     ----------  -------------------------
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     Section 8.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
     ----------  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.


                              FONTANA WATER RESOURCES, INC.



                              By:  /s/ Gerald A. Fawcett
                                   ---------------------
                                   Gerald A. Fawcett
                                   President



                              UNION BANK OF CALIFORNIA, N.A.



                              By:  /s/ Richard P. DeGrey, Jr
                                   -------------------------
                                   Richard P. DeGrey, Jr.
                                   Vice President

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